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                                                                    EXHIBIT 23.1




                         CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-07255 and 333-30324) of Chesapeake Energy Corporation of our report dated July 1, 2001 relating to the financial statements of Chesapeake Energy Corporation Savings and Incentive Stock Bonus Plan, which appears in this Form 11-K.






PricewaterhouseCoopers LLP

Tulsa, Oklahoma
July 12, 2001